TCW Funds, Inc.

Supplement Dated May 3, 2012 to the

Statement of Additional Information Dated February 28, 2012

Disclosure relating to the TCW Enhanced Commodity Strategy Fund

Effective immediately, Tad Rivelle is a co-portfolio manager of the TCW Enhanced Commodity Strategy Fund (the “Fund”). Therefore, effective immediately, on pages 43 and 44, the section titled “Portfolio Management—Ownership of Securities and Other Managed Accounts,” is deleted and replaced with the following:

Ownership of Securities and Other Managed Accounts

The first table sets forth the dollar of securities of the Fund owned by each portfolio manager as of February 28, 2012. The second table sets forth certain information, as of February 28, 2012, regarding other accounts managed by the portfolio managers, including the managed Fund. Total assets in the second table are in the millions. Certain portfolio managers invest in their investment strategy through investment vehicles other than the Fund.

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Bret R. Barker	x

Stephen M. Kane				x

Tad Rivelle				x

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Bret R. Barker	3	$216.5	3	$16.5	24	$4,122.2
Stephen M. Kane	32	$31,259.7	41	$4,523.1	217	$17,200.2
Tad Rivelle	29	$33,973.0	33	$2,402.9	197	$17,200.2

	Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Bret R. Barker	N/A	N/A	N/A	N/A	N/A	N/A
Stephen M. Kane	N/A	N/A	32	$5,894.3	8	$1,779.6
Tad Rivelle	N/A	N/A	32	$5,894.3	8	$1,779.6

Please retain this Supplement with your Statement of Additional Information for future reference.